Duckwall-ALCO Stores, Inc.

INCENTIVE STOCK OPTION AGREEMENT

THIS AGREEMENT, made and entered into this ___ day of _____, 20__ (the "Granting Date"), by and between Duckwall-ALCO Stores, Inc., a Kansas corporation (the "Company"), and __________________ (the "Optionee").

WITNESSETH:

WHEREAS, on May 22, 2003, the Company adopted an Incentive Stock Option Plan (the "Plan") pursuant to which the Company may grant from time to time, on or prior to May 22, 2013, options to purchase shares of common stock of the Company (the "Common Stock"), to "key employees" of the Company or of any of its subsidiary corporations, such options to be granted to such of the persons who are eligible to receive options under the Plan in such amounts and under such form of agreement as shall be determined by the Compensation Committee pursuant to the Plan; and

WHEREAS, the Compensation Committee has determined that the Optionee is a key employee of the Company or of one of its subsidiary corporations within the meaning of the Plan and that the Optionee shall be granted an option to purchase shares of Common Stock on the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and other good and valuable consideration paid by the Optionee to the Company, the parties hereto do hereby agree as follows:

1.	Incorporation of Plan

All provisions of this contract and the rights of the Optionee hereunder are subject in all respects to the provisions of the Plan and the powers of the Compensation Committee and Board of Directors of the Company therein provided.

2.	Grant of Option

Pursuant to the authorization of the Compensation Committee, and subject to the terms, conditions and provisions contained in the Plan and this Agreement, the Company hereby grants to the Optionee as a matter of separate inducement and agreement in connection with his employment, but not in lieu of any salary or other compensation for his services, the right and option (the "Option") to purchase from the Company, at the times and on the terms and conditions hereinafter set forth, all or part of an aggregate of _______ shares of Common Stock at the purchase price of _______ per share. Exercises of this Option may be honored by issuing authorized and unissued shares of Common Stock or, at the election of the Company, by transferring shares of Common Stock which may at the time be held by the Company as treasury shares.

3.         Terms of Option

The Option granted hereunder shall be exercisable from time to time by the Optionee by the giving of written notice of exercise to the Company in advance of an exercise date hereinafter set forth, specifying the number of shares to be purchased, and by payment of the purchase price therefore by either (i) cash or certified or cashier's bank check to the order of the Company, or (ii) shares of stock of the Company having a fair market value equal to the purchase price on the exercise date, subject, however, to the following restrictions:

(a)       The Option shall be exercisable within a five (5) year period beginning on the Granting Date and only in the following maximum amounts: (i) none until the expiration of one (1) year from Granting Date (the waiting period); (ii) 25% of all shares after one (1) year from Granting Date; (iii) 50% of all shares after two (2) years from Granting Date; (iv) 75% of all shares after three (3) years from Granting Date; (v) 100% of all shares after four (4) years from Granting Date. This Option shall expire five (5) years after the Granting Date. To the extent that the Optionee does not purchase part or all of the shares of Common Stock to which he is entitled, this Option shall expire as to such unpurchased shares.

(b)       Notwithstanding the provisions of subparagraph (a) of paragraph 3 of this Agreement, in the event the Company shall not be the surviving corporation in any merger, consolidation, or reorganization, or in the event of the acquisition by another corporation of all or substantially all of the assets of the Company and if such surviving, continuing, successor or purchasing corporation does not agree to assume or replace the Option granted hereunder in accordance with paragraph 7 of this Agreement, or in the event of the liquidation or dissolution of the Company, the Option granted hereunder shall become immediately exercisable to the extent of all of the aggregate number of shares subject to this Option for a period commencing 30 days immediately prior to and ending on the day immediately prior to such merger, consolidation, reorganization or acquisition of all or substantially all of the assets of the Company, or the liquidation or dissolution of the Company.

(c)       Notwithstanding the provisions of subparagraph (a) of paragraph 3 of this Agreement, in the event of a Change of Control of the Company, the Option granted hereunder shall become immediately exercisable to the extent of all of the aggregate number of shares subject to this Option. In the event of a Change of Control, the Company shall notify the Optionee as soon as practicable of the Optionee's rights hereunder. For purposes of this subparagraph (c), a "Change of Control" shall have the meaning set forth in Section 8(a) of the Plan.

(d)       The Option shall be exercisable in the manner set forth above, during the lifetime of the Optionee only by him and may not be exercisable by him unless at the time of exercise he is a full-time employee of the Company or of one of its subsidiary corporations and shall have been continuously so employed since the Granting Date, or, if the Optionee's employment with the Company or any of its subsidiary corporations shall have terminated the Option shall be exercisable only if exercised prior to the expiration of thirty (30) days after the date of such termination or prior to five (5) years after the Granting Date, whichever shall first occur, and (except as otherwise provided by subparagraph (b) and subparagraph (c) of this paragraph 3)

only to the extent that the Optionee was entitled to exercise the Option prior to the date of such termination.

(e)       The Option shall be exercisable after the death of the Optionee only if the Optionee shall at the time of his death have been an employee of the Company and shall have been continuously employed since the Granting Date, and then (i) only by or on behalf of such person or persons to whom the Optionee's rights under the Option shall have been passed by the Optionee's will or by the laws of descent and distribution, (ii) (except as otherwise provided by subparagraph (b) and subparagraph (c) of this paragraph 3) only to the extent that the Optionee was entitled to exercise said Option prior to the date of his death, and (iii) only if said Option is exercised prior to the expiration of twelve (12) months after the date of the Optionee's death or prior to five (5) years after the Granting Date, whichever shall first occur.

(f)        In the event the job classification and/or duties of the Optionee shall be changed and such change shall, in the opinion of the Compensation Committee, reflect a lower job classification and/or a reduction in responsibility or duties of the Optionee, the Company shall have the right, exercisable by written notice to the Optionee, within ninety (90) days after such notice, to terminate this Option as to any and all unpurchased shares.

4.	No Special Employment Rights

Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his or her employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board of Directors at the time.

5.	Nonassignability

Except as otherwise herein provided, the Option herein granted and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option herein granted, or of any right or privilege conferred hereby, or upon the levy of any attachment or similar process upon the rights and privileges conferred hereby, contrary to the provisions hereof, this Option and the rights and privileges conferred hereby shall immediately become null and void.

6.	Adjustments for Stock Dividends, Splits, etc.

In the event that, prior to the delivery to the Optionee by the Company of all the shares of the Common Stock in respect of which this Option is hereby granted, the Company shall have effected any stock dividend, stock split, recapitalization, combination or reclassification of shares or other similar transaction, then to the extent necessary to prevent dilution or enlargement of the Optionee's rights hereunder:

(a)       in the event that a new increase shall have been effected in the number of outstanding shares of Common Stock, the number of shares remaining subject to this Option shall be proportionately increased, and the cash consideration payable per share shall be proportionately reduced, and

(b)       in the event that a new reduction shall have been effected in the number of outstanding shares of Common Stock, the number of shares remaining subject to this Option shall be proportionately reduced, and the cash consideration payable per share shall be proportionately increased.

7.	Adjustments for Mergers, Reorganizations, etc.

Subject to paragraph 3(b) of this Agreement, if the Company shall become a party to any corporate merger, consolidation, major acquisition of property for stock, separation, reorganization or liquidation, the Company shall have power to make arrangements which shall be binding upon the Optionee for the substitution of a new Option for this Option, or for the assumption of this Option, provided that such arrangements shall meet the requirements of Section 424(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or such similar provisions of the Code as may then be in effect.

8.	Rights of Optionee

The Optionee shall not be, nor shall he have any of the rights or privileges of, a stockholder of the Company in respect of any of the shares issuable upon the exercise of this Option unless and until certificates representing such shares shall have been issued and delivered; except that the Company shall supply the Optionee with all financial information and other reports which the Company furnished its stockholders during the Option period.

9.	Notice

Any notice required to be given under the terms of this Agreement shall be addressed to the Company in care of its secretary at its offices at 401 Cottage Street, Abilene, Kansas 67410-0129, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. Either party hereto may from time to time change the address to which notices are to be sent to such party by giving written notice of such change to the other party. Any notice hereunder shall be deemed to have been duly given if and when addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office regularly maintained by the United States Government.

10.	Binding Effect

This Agreement shall bind, and, except as specifically provided herein, shall inure to the benefit of the respective heirs, legal representatives, successors and assigns of the parties hereto.

11.	Governing Law

This Agreement and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Kansas.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its officers thereunto duly authorized and its corporate seal to be hereunto affixed, and the Optionee has hereunto set his hand as of the day and year first above written.

Duckwall-ALCO Stores, Inc.

(CORPORATE SEAL)	By _______________________________

Name:
Title:

ATTEST:

_______________________

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